LOU HOLLAND GROWTH FUND

Letter to Shareholders August 1999

Dear Shareholder:
For the first half of 1999, the Lou Holland Growth Fund returned 4.53%, underperforming the Lipper General U.S. Stock Funds average return of 11.18%, the Lipper Growth Funds return of 11.74%, and the S&P 500 return of 12.38%. Over the last year, the Fund returned 20.34%, outperforming the Lipper General U.S. Stock Fund average return of 13.71% and the Lipper Growth Stock Funds return of 18.87%. It underperformed the S&P 500 return of 22.76%.

After an unprecedented 4 consecutive years of 20%+ returns, the major market indexes are on track to extend the record to five years, with most of the major large capitalization indexes achieving double digit gains for the first half of 1999.

At the beginning of the year, the outlook for the global economy and corporate earnings was cautious due to slow foreign economic growth and moderate domestic growth. However, as we entered the second quarter, foreign economic activity began to improve, primarily as a result of over 80 global interest rate cuts. The U.S. economy also accelerated causing U.S. corporate earnings to be revised upward. This improved outlook caused value, economy-sensitive, and small capitalization stocks to rally. Small stocks generally do better in a strong or improving economy. Because of the stronger economy, investors became concerned about higher inflation and ultimately higher interest rates. With the prospect of higher interest rates, large capitalization growth stocks with price/earnings ratios of almost twice the S&P 500 corrected sharply.

As a result of this dramatic shift in sentiment, the large capitalization Russell 1000 Value index outperformed the comparable Russell 1000 Growth index by over 7% during the second quarter. Large growth stocks, however, have outperformed large value stocks by over 5% annually for the last 5 years. The small stock Russell 2000 index outperformed the Russell 1000 index by over 8% during the second quarter. The small capitalization index has underperfomed the large capitalization index by over 11% annually for the last 5 years.

It is unclear at this point whether the shift from growth to value and from large to small will continue. If the economy begins to slow, large growth stocks should regain favor.

Portfolio Review & Outlook

The performance of the Fund was impacted negatively by our emphasis on high quality mid-and-large capitalization growth companies whose earnings are growing faster than the general market. Because of the high predictability of growth stock company earnings, growth stocks tend to perform better during periods of economic uncertainty. The recent reacceleration of global growth has enabled industrial, manufacturing, and other economy sensitive stocks to perform better. Because of this reacceleration in economic strength, Federal Reserve policy has shifted from reducing interest rates in late 1998 to increasing rates in 1999. Because of current historically high price/earnings ratios of growth companies, higher interest rates will have a negative effect on these companies, should rates continue to rise.

The best performing market sectors in 1999 have been energy, producer durable goods, materials & processing, and technology, while the worst performing market sectors have been consumer staples, healthcare, auto & transportation, and financial services. Our overweighting in the worst performing sectors has had a negative impact on portfolio performance during 1999. Our energy holdings have had a positive impact on performance.

During the first half of 1999, investors enjoyed a very favorable environment for stock investment, with small, value, and economy-sensitive industrial stocks joining the party for the first time in several years. The factors driving this dramatic improvement in market breadth are: a strong domestic and improving global economy, strong productivity gains, which is the single most important factor affecting inflation, improving corporate earnings expectations, and an insatiable demand for equities.

With the major market indexes up 10-20% through the middle of August, it appears to us that the stock market has caught up with the recently revised upward consensus earnings forecast of 12% for 1999 and 9% for the year 2000 for the S&P 500.

With the Federal Reserve's recent bias towards raising interest rates to stave off inflation, it is unlikely that we will see price/earnings ratio expansion from the current historically high 26X next year's earnings.

We expect stock price performance over the remainder of the year to be volatile, after having achieved what we believe to be most of the gains for the year in the first half.

As we approach the year 2000, we continue to believe that our investment philosophy of purchasing high quality, reasonably priced mid-and-large growth companies, with a leadership position in their industry, will provide superior results for long term investors.

Thank you for your investment in the Lou Holland Growth Fund.

Sincerely,

/s/ Louis A. Holland

Louis A. Holland
President


Line chart
Lou Holland                          Russell               Russell
Growth Fund       S& P 500           100 Growth            Mid Cap Growth

10000             10000              10000                 10000
10520             10297              10363                  9896
11462             11500              11385                 10528
13355             13870              13611                 11637
14663             15337              14857                 12901
17290             18054              17885                 14432
19720             19720              20609                 15206
20807             22162              22763                 17365


THIS CHART ASSUMES AN INITIAL GROSS INVESTMENT OF $10,000 MADE ON 4/29/96 (COMMENCEMENT OF OPERATIONS). RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS. IN THE ABSENCE OF FEE WAIVERS AND REIMBURSEMENTS, TOTAL RETURN WOULD BE REDUCED. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

RUSSELL 1000 GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 524 of those Russell 1000 companies (that is, the 1,000 largest U.S. companies in terms of market capitalization) with higher price-to-book ratios and higher forecasted earnings growth rates.

RUSSELL MID-CAP GROWTH INDEX - An unmanaged index which measures the performance of a subset of approximately 400 of those Russell Mid-Cap companies with higher price-to-book ratios and higher forecasted earnings growth rates. These stocks are also members of the Russell 1000 Growth Index.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.


       Average Annual Rate of Return for the Periods Ended June 30, 1999
                              Year-to-Date   1 Year      Since Inception 4/29/96
 Lou Holland Growth Fund        4.53%        20.34%      26.00%
 S&P 500                       12.38%        22.76%      28.51%
 Russell 1000 Growth Index     10.45%        27.27%      29.60%
 Russell Mid-Cap Growth Index  14.19%        20.31%      19.00%

LOU HOLLAND
GROWTH FUND

Statement of Assets and Liabilities
June 30, 1999
(Unaudited)

ASSETS:
  Investments, at value
    (cost $6,290,843)               $10,132,754
  Deferred organization charges          14,679
  Receivable from investment
    manager                               2,562
  Dividends receivable                    8,986
  Interest receivable                       915
  Other assets                           19,822
                                    -----------
  Total Assets                       10,179,718
                                    -----------
LIABILITIES:
  Accrued expenses and
    other liabilities                    24,261
                                     ----------
  Total Liabilities                      24,261
                                    -----------
NET ASSETS                          $10,155,457
                                    ===========
NET ASSETS CONSIST OF:
  Capital stock                     $ 6,310,789
  Undistributed net
    investment loss                     (7,833)
  Undistributed net realized
    gain on investments                  10,590
  Net unrealized appreciation
    on investments                    3,841,911
                                    -----------
  Total Net Assets                  $10,155,457
                                    ===========

Shares outstanding (no par,
  unlimited shares authorized)          505,677
Net Asset Value, Redemption
  Price and Offering Price
  Per Share                         $     20.08
                                    ===========

Statement of Operations
For the Six Months Ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:
  Dividend income
    (net of withholding tax $863)    $   45,293
  Interest income                        12,247
                                    -----------
  Total Investment Income                57,540
                                    -----------
EXPENSES:
  Investment manager fee                 41,161
  Administration fee                     14,067
  Shareholder servicing and
           accounting costs              24,420
  Custody fees                            1,966
  Federal and state registration          3,643
  Professional fees                       9,139
  Amortization of deferred
           organization charges           4,586
  Reports to shareholders                 7,238
  Other                                   3,124
                                    -----------
  Total expenses before
    reimbursement                       109,344
  Less: Reimbursement from
    Investment Manager                 (43,971)
                                    -----------
  Net Expenses                           65,373
                                    -----------
NET INVESTMENT INCOME                    (7,833)
                                    -----------
REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
  Net realized loss on investments      (23,152)
  Change in unrealized appreciation
    on investments                       485,783
                                     -----------
  Net realized and unrealized gain
    on investments                       462,631
                                     -----------
NET INCREASE IN NET
  ASSETS RESULTING FROM
  OPERATIONS                          $  454,798
                                     ===========

See notes to the financial statements.

LOU HOLLAND
GROWTH FUND

Statement of Changes in Net Assets
June 30, 1999

                                    Six Months       Year Ended
                                    June 30, 1999    December 31, 1998
                                    -------------    ------------------
                                    (Unaudited)
OPERATIONS:
  Net investment loss                $    (7,833)      $   (7,673)
  Net realized gain/(loss)
    on investments                       (23,152)          57,854
  Change in unrealized
    appreciation on investments          485,783        2,077,211
                                      ----------       ----------
  Net increase in net assets
           from operations               454,798        2,127,392
                                      ----------       ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                  --           (2,756)
  From net realized gains                     --          (15,843)
                                      ----------       ----------
                                              --          (18,599)
                                      ----------       ----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold            1,504,664        2,594,987
  Shares issued to holders in
    reinvestment of dividends                 --           18,575
  Cost of shares redeemed               (938,908)        (887,368)
                                     -----------       ----------
  Net increase in net assets from
    capital share transactions           565,756        1,726,194
                                     -----------       ----------

TOTAL INCREASE IN
  NET ASSETS                           1,020,554        3,834,987
                                     -----------       ----------
NET ASSETS:
  Beginning of period                  9,134,903        5,299,916
                                     -----------       ----------
  End of period                      $10,155,457       $9,134,903
                                    ============       ==========
CHANGES IN SHARES OUTSTANDING:
   Shares sold                            78,346          157,598
   Shares issued to holders in
     reinvestment of dividends                --              967
   Shares redeemed                       (48,173)         (56,762)
                                     -----------       ----------
   Net increase                           30,173          101,803
                                    ============       ==========


See notes to the financial statements.

LOU HOLLAND
GROWTH FUND

Financial Highlights

                                                                                                  April 29, 1996 (1)
                                             Six Months       Year Ended        Year Ended        through
                                             Ended            December 31,      December 31,      December 31,
                                             June 30, 1999    1998              1997              1996
                                             -------------    -------------     -------------     -------------
                                             (Unaudited)

Per Share Data:
Net asset value, beginning of period                $19.21           $14.18            $11.28           $10.00
                                                    ------           ------            ------           ------
Income from investment operations:
  Net investment loss                                (0.01)(2)        (0.02)(2)          0.00             0.00
  Net realized and unrealized
           gains on investments                       0.88             5.09              3.14             1.46
                                                    ------           ------            ------           ------
  Total from investment operations                    0.87             5.07              3.14             1.46
                                                    ------           ------            ------           ------
Less distributions:
  Dividends from net
           investment income                            --            (0.01)            (0.03)           (0.05)
  Dividends from capital gains                          --            (0.03)            (0.21)           (0.13)
                                                    ------           ------            ------           ------
  Total distributions                                   --            (0.04)            (0.24)           (0.18)
                                                    ------           ------            ------           ------
  Net asset value, end of period                    $20.08           $19.21            $14.18           $11.28
                                                    ======           ======            ======           ======

Total return                                          4.53%(3)        35.75%            27.92%           14.62%(3)
Supplemental data and ratios:
  Net assets, end of period                    $10,155,457       $9,134,903        $5,299,916       $2,860,671
  Ratios of expenses to average net assets
    Before expense reimbursement                      2.25%(4)         2.84%             4.19%            6.50%(4)
    After expense reimbursement                       1.35%(4)         1.35%             1.35%            1.35%(4)
  Ratio of net investment income (loss)
    to average net assets
    Before expense reimbursement                     (1.07)%(4)       (1.60)%           (2.83)%          (5.11)%(4)
    After expense reimbursement                      (0.17)%(4)       (0.11)%            0.02%            0.04%(4)
  Portfolio turnover rate                             2.00%           32.84%            34.29%           30.48%



(1)  Commencement of operations
(2) Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.
(3)  Not annualized.
(4)  Annualized.

See notes to the financial statements.

LOU HOLLAND
GROWTH FUND

Schedule of Investments
June 30, 1999
(Unaudited)

Number of                                              Market
Shares                                                  Value
---------                                              --------

                  COMMON STOCKS - 97.1%
                  Auto & Transportation - 0.8%
         1,400    Magna International, Inc. F        $   79,450
                                                     ----------

                  Consumer Discretionary - 5.9%
         1,525    American Management
                    Systems, Inc.*                       48,895
         4,500    Carnival Corp.                        218,250
         1,725    Home Depot, Inc.                      111,155
         1,525    Lowe's Companies                       86,448
         2,900    Wal-mart Stores, Inc.                 139,925
                                                     ----------
                                                        604,673
                                                     ----------

                  Consumer Staples - 14.7%
         1,575    Albertson's, Inc.                      81,211
         2,425    CVS Corp.                             123,069
         1,000    Clorox Company                        106,813
         1,100    Coca-Cola Company                      68,750
         1,025    Colgate-Palmolive Company             101,219
         1,900    Gillette Company                       77,900
         3,650    PepsiCo, Inc.                         141,209
         4,700    Philip Morris Companies, Inc.         188,881
         1,550    The Procter & Gamble
                    Company                             138,337
         3,300    Safeway, Inc.*                        163,350
         8,550    Walgreen Company                      251,156
         2,950    Whitman Corp.                          53,100
                                                     ----------
                                                      1,494,995
                                                     ----------

                  Financial Services - 16.2%
         2,062    American International Group, Inc.    241,383
         4,150    Automatic Data Processing, Inc.       182,600
         1,455    Bank One Corp.                         86,663
         2,550    Citigroup, Inc.                       121,125
         2,437    Concord EFS, Inc.*                    103,116

Number of                                              Market
Shares                                                  Value
---------                                              --------


                  Financial Services - 16.2% (continued)
         2,850    Fannie Mae                         $  194,869
         2,900    Federal Home Loan Mortgage
                    Corp.                               168,200
         1,600    MBIA, Inc.                            103,600
         3,000    Mellon Bank Corp.                     109,125
         1,600    Northern Trust Corp.                  155,200
         4,150    Wells Fargo Company                   177,412
                                                     ----------
                                                      1,643,293
                                                     ----------

                  Health Care - 19.5%
         3,050    Abbott Laboratories                   138,775
         1,400    American Home Products Corp.           80,500
         2,650    Elan Corporation PLC - ADR*            73,538
         1,200    Guidant Corp.                          61,725
         2,275    Johnson & Johnson Company             222,950
         1,525    Eli Lilly & Company                   109,228
         2,500    Medtronic, Inc.                       194,687
         2,550    Merck & Co., Inc.                     188,700
         1,300    Novartis AG - ADR                      94,912
         1,550    Pfizer, Inc.                          170,113
         1,725    Pharmacia & Upjohn, Inc.               98,002
         4,600    Schering-Plough Corp.                 243,800
         2,300    Smithkline Beecham
                    PLC - ADR                           151,944
         2,200    Warner-Lambert Company                152,625
                                                     ----------
                                                      1,981,499
                                                     ----------

                  Integrated Oils - 4.0%
         827      BP Amoco Corp. - ADR                   89,730
         1,825    Enron Corp.                           149,194
         800      Mobil Corp.                            79,200
         1,450    Royal Dutch Petroleum
                    Company - ADR                        87,362
                                                     ----------
                                                        405,486
                                                     ----------

See notes to the financial statements.

LOU HOLLAND
GROWTH FUND

Schedule of Investments
June 30, 1999
(Unaudited)

Number of                                              Market
Shares                                                  Value
---------                                              --------


                  Materials & Processing - 3.6%
         2,400    Jacobs Engineering Group, Inc.*   $    91,200
         2,250    Tyco International Ltd                213,187
         1,725    Valspar Corp.                          65,550
                                                     ----------
                                                        369,937
                  Other Energy - 1.9%
         2,950    Schlumberger LTD                      187,878
                                                     ----------

                  Other - 3.8%
         2,000    Federal Signal Corp.                   42,375
         3,050    General Electric Company              344,650
                                                     ----------
                                                        387,025
                                                     ----------

                  Producer Durables - 0.8%
         1,500    Grainger (W.W.), Inc.                  80,719
                                                     ----------

                  Technology - 18.4%
         1,950    Affiliated Computer
                  Services - A*                          98,719
         4,324    Cisco Systems, Inc.*                  278,628
         3,700    EMC Corp.*                            203,500
         1,475    Hewlett-Packard Company               148,238
         2,000    Intel Corp.                           119,000
         2,000    International Business
                    Machines Corp.                      258,500
         4,200    Lucent Technologies, Inc.             283,238
         5,300    Microsoft Corp *                      477,994
                                                     ----------
                                                      1,867,817
                                                     ----------

Number of                                              Market
Shares                                                  Value
---------                                              --------

                  Utilities - 7.5%
         1,200    AES Corp.*                        $    69,750
         4,350    American Telephone &
                  Telegraph Company                     242,784
         3,350    GTE Corp.                             253,762
         2,250    MCI Worldcom, Inc.*                   193,641
                                                     ----------
                                                        759,937
                                                     ----------

         Total common stocks (cost $6,020,798)        9,862,709
                                                    ===========

Principal
Amount                                                  Value
---------                                              --------
                  SHORT-TERM INVESTMENTS - 2.7%
                  Variable Rate
                           Demand Notes - 2.7%
$        190,114  General Mills                     $   190,114
         72,490   Warner Lambert                         72,490
         7,441    Wisconsin Electric                      7,441
                                                    -----------
                  Total variable rate demand
                           notes (cost $270,045)        270,045
                                                    -----------
                  Total investments - 99.8%
                           (cost $6,290,843)         10,132,754
                  Other assets in excess
                           of liabilities - (0.2)%       22,703
                                                    -----------
                  TOTAL NET ASSETS -
                  100.0%                            $10,155,457
                                                    ===========

 * Non-income producing security.
 F Foreign security.

See notes to the financial statements.

LOU HOLLAND
GROWTH FUND

Notes to the Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Lou Holland Trust (the "Trust") was organized on December 20, 1995, as a Delaware business trust and is registered as a no-load, open-end diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust is organized as a series company and currently consists of one series, the Growth Fund (the "Fund"). The principle investment objective of the Fund is to seek long-term growth of capital by investing primarily in common stocks of growth companies, with the receipt of dividend income as a secondary consideration. The Fund commenced operations on April 29, 1996.

The costs incurred in connection with the organization, initial registration and public offering of shares, were approximately $76,688. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations. The proceeds of any redemption of the initial shares (seed money) by the original stockholder or any tranferee will be reduced by a pro-rata portion of any then unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Holland Capital Management, L.P. (the "Investment Manager") under the supervision of the Board of Trustees. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

LOU HOLLAND
GROWTH FUND


c) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f) Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-divided date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

LOU HOLLAND
GROWTH FUND


2. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended June 30, 1999, were as follows:
                                         Purchases         Sales
                                     -------------     -------------
         U.S. Government             $          --     $          --
         Other                       $   1,164,850     $     184,176


At June 30, 1999, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

         Appreciation                       $4,087,460
         (Depreciation)                        (72,289)
                                            ----------
         Net appreciation on investments    $4,015,171
                                           ===========
At the close of business on May 2, 1996, the partners of The Holland Fund, L.P. transferred their assets to the Fund. As a result of the tax-free transfer the Fund acquired $244,079 of unrealized appreciation for tax purposes. As of June 30, 1999, the Fund realized $70,819 of the appreciation.

At June 30, 1999, the cost of investments for federal income tax purposes was $6,117,583.

3. AGREEMENTS

The Fund has entered into an Investment Management and Administration Agreement with Holland Capital Management, L.P. Pursuant to its management agreement with the Fund, the Investment Manager is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.85% as applied to the Fund's daily net assets up to $500 million. The fee declines at specified breakpoints as assets increase.

LOU HOLLAND
GROWTH FUND

The Investment Manager has contractually agreed to waive its fees and reimburse other expenses of the Fund to the extent that total operating expenses exceed 1.35%. This agreement may be terminated only by the Trust's Board of Trustees. For the six months ended June 30, 1999, the Investment Manager waived fees and reimbursed expenses of $43,971.

HCM Investments, Inc. serves as principal underwriter and the Distributor of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor is an affiliate of the Investment Manager. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Fund has not currently entered into any plan or agreement for the payment of fees pursuant to Rule 12b-1 under the 1940 Act.

Firstar Mutual Fund Services, LLC, serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank Milwaukee, N.A. serves as custodian for the Fund.

TRUSTEES AND OFFICERS

Louis A. Holland, President, Trustee, and
Chairman of the Board of Trustees
Managing Partner and Chief Investment Officer, Holland
Capital Management, L.P. and President, Treasurer, and
Director, HCM Investments, Inc.

Monica L. Walker, Secretary and Trustee
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

Laura J. Janus, Treasurer
Portfolio Manager, Holland Capital Management, L.P.
Vice President, HCM Investments, Inc.

Lester H. McKeever, Jr., Trustee
Managing Partner, Washington, Pittman & McKeever
Certified Public Accountants & Management Consultants

Kenneth R. Meyer, Trustee
President and Managing Partner
Lincoln Capital Management Company

John D. Mabie, Trustee
President, Mid-Continent Capital


MANAGER
Holland Capital Management, L.P.
35 West Wacker Drive, Suite 3260
Chicago, IL 60601
Telephone (312) 553-1000

CUSTODIAN AND TRANSFER AGENT
Firstar Bank Milwaukee, N.A.
Firstar Mutual Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
Telephone (800) 295-9779

INDEPENDENT AUDITOR
KPMG LLP
Chicago, IL

LEGAL COUNSEL
Jorden Burt Boros Cicchetti Berenson & Johnson
Washington, D.C.


LOGO: LOU HOLLAND GROWTH FUND


SEMI-ANNUAL REPORT
June 30, 1999